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                       Mercury HW Large Cap Value Fund
                        Mercury HW Mid-Cap Value Fund
                       Mercury HW Small Cap Value Fund
                         Mercury HW Global Value Fund
                           Mercury HW Balanced Fund
                      Mercury Short-Term Investment Fund


              Supplement of the prospectuses dated October 6, 2000

PRICING OF SHARES
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Certain financial institutions may charge you additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

November 10, 2000

Code # MHW-SUPP-1100